COMPENSATION AND NOMINATING COMMITTEE CHARTER

A. PURPOSE AND SCOPE

The two primary functions of the Compensation and Nominating Committee (the "Committee") are to review and recommend to the Board (i) compensation and equity plans, policies and programs, approve executive officer compensation, and to prepare the annual report on executive compensation required to be included in the Company's proxy statement and (ii) the nominees for election as directors of the Company and to review related Board development issues including succession planning and evaluation.

B. COMPOSITION

The Committee shall be comprised of a minimum of three (3) directors as appointed by the Board of Directors, who shall meet the independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively the "Regulatory Bodies"), as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition, no member may, other than in his or her capacity as a member of the Committee, the Board of Directors or any other Board committee,
(i) accept any consulting, advisory or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any of its subsidiaries.

The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

      1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

EQUITY PLAN ADMINISTRATION

      1. In consultation with the Chief Executive Officer, approve grants of stock awards under the Company's Stock Option Plan and any successor plan, including participants, type of awards and number of shares covered by each award.

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      2.    Approve  all  decisions  regarding  the  modifications  of  terms or
            conditions  of  any  award  or  award  agreement   regarding  equity
            compensation.

      3. Review and oversee the Company's Stock Option Plan, and any successor plan.

DEFINED BENEFIT AND CONTRIBUTION PLANS

      1.    Administer the Company's  defined  benefit and defined  contribution
            plans.   Recommend   new  plans,   major  plan   amendment  or  plan
            terminations when appropriate.

EXECUTIVE COMPENSATION MATTERS

      1.    Evaluate and assess the performance of the CEO on an annual basis.

      2. Review the performance evaluations of senior officers (other than the CEO) on an annual basis. It is recognized that subject to oversight by the Board and this Committee, the CEO has primary responsibility for evaluating the performance of other senior officers.

      3. Determine and approve base salaries, annual incentive awards (equity and/or cash) and long-term incentive awards for the CEO, and in consultation with the CEO, for other senior officers on an annual basis.

      4. Establish performance objectives for senior officers under the Company's incentive compensation plans and determine the attainment of such performance objectives.

      5. Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate CEO compensation in light of those goals and objectives, and set the CEO's compensation level based on this evaluation.

      6. Review and approve any employment agreements, severance arrangements and change in control and similar agreements/provisions, and any amendments, supplements or waivers to such agreements or arrangements, in each case as, when and if deemed necessary or advisable.

      7. Retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or other senior officer compensation, including the authority to approve the consultant's fee, and to obtain advice and assistance from internal or outside legal, accounting or other advisors.

      8.    Review other forms of  compensation,  benefits,  and  incentives for senior officers and recommend changes in and new forms of compensation, benefits or incentives to the Board of Directors when appropriate and when necessary to keep executive compensation competitive and equitable.

SUCCESSION PLANNING

      1. Develop and periodically review and revise as appropriate, a management success plan and related procedures.


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DIRECTOR COMPENSATION MATTERS

      1.    Periodically  review and assess the  adequacy  of levels of Director
            compensation.   NOMINATING   MATTERS  1.  Periodically   review  CEO
            succession and succession plans for key positions in the Company.

      2. Recommend to the Board, and aid in identifying and attracting qualified candidates to stand for election as Directors.

      3. Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

      4. Select and evaluate directors in accordance with the general and specific criteria set forth below or determined as provided below:

            a. General Criteria. Director selection should include at least enough Independent Directors to satisfy then existing Regulatory Body requirements, and such Independent Directors should have appropriate skills, experiences and other characteristics to provide qualified persons to fill all Board committee positions required to be filled by Independent Directors. Each director should:

                  i.    Be an individual of the highest character and integrity;

                  ii. Be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

                  iii. Be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member (including developing and maintaining sufficient knowledge of the Company and its industry);

                  iv. Have broad experience in the industries which comprise the Company's customer base or in the secured wireless communication industry;

                  v. Have the ability to provide insights and practical wisdom based on his or her experience and expertise; and

                  vi.   Have a  commitment  to  enhancing  stockholder  value

            b. Specific Criteria. In addition to the general criteria, the Committee shall develop and periodically evaluate and modify as appropriate a set of specific criteria outlining the skills, experiences, particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board to enhance the effectiveness of the board and Board Committees, taking into account any particular needs of the Company based on its business, size, strategic objectives, customers and other characteristics.

      5. Evaluate each new director candidate and each incumbent director before recommending that the Board nominate or re-nominate such individual for election or reelection as a director based on the extent to which such individual meets the general and specific criteria above.


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      6.    Diligently seek to identify potential  director  candidates who will strengthen the Board, by establishing procedures for soliciting and reviewing potential nominees from directors and shareholders.

      7. Submit to the Board the candidates for director to be recommended by the Board for election at each annual meeting of shareholders and to be added to the Board at any other times due to Board expansions, director resignations or retirements or otherwise.

MEETINGS AND REPORTS

      1. Hold meetings, as appropriate, to discuss the matters under this Charter. It is anticipated that meetings will be held at least four times a year. The Committee may invite legal counsel to attend the meeting.

      2. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the compensation committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders.

      3. Form and delegate authority to subcommittees if determined to be necessary or advisable

MANAGEMENT SUPPORT

      1. To assist the Committee in fulfilling its duties, management will provide the Committee with information and recommendations as needed and requested. The Committee shall have access to the General
            Counsel and/or outside legal counsel and consultants at its discretion if it deems such access to be necessary.


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